UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2005

Genitope Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50425	770436313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Penobscot Drive, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	415-482-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On June 6, 2005, the Board of Directors (the "Board") of Genitope Corporation (the "Company") approved the payment of cash compensation to non-employee directors. A summary of compensation arrangements for non-employee directors, including the cash fees, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01. Other Events.

On June 6, 2005, the Board amended the 2003 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to suspend the automatic grant of options to purchase 1,000 shares of common stock that are granted to non-employee directors each year on the day following the Company's annual meeting of stockholders for each committee of which they are a member.

Item 9.01. Financial Statements and Exhibits.

10.1 Summary of Compensation Arrangements for Non-Employee Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genitope Corporation

June 8, 2005	By:	/s/ John Vuko

Name: John Vuko
Title: Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Summary of Compensation Arrangements for Non-Employee Directors of Genitope Corporation